                                                                    EXHIBIT 99.1


FPA MEDICAL MANAGEMENT, INC.

MATRIX OF REQUIRED ATTACHMENTS / BANK STATEMENTS


                                       FEBRUARY BANK   DECEMBER BANK
    DEBTORS                              STATEMENTS     STATEMENTS      COMMENTS
--------------------------------------------------------------------------------
Core Business Units:
    Sterling Healthcare Group, Inc.          X
    Meridian                                 X
    Florida Humana & Clinics                 X
    Health Partners Inc.                                     X

Non-Core Business Units
    Illinois MSO                             X
    Kansas City                              X

Debtor: FPA MEDICAL MANAGEMENT, INC.

Case Number: 98-01596PJW THROUGH 98-01685PJW

Notes to Monthly Operating Report for the period February 1, 1999 through February 26, 1999. "Required Attachments":

1. Depository Tax Receipts for payroll tax deposits into tax trust accounts are included for the month of February.

2. Copies of most of the Debtors' bank statements for the month of February are attached; copies of the balance of the February statements not yet received from the Banks and/or Debtors will be forwarded upon receipt. In addition, copies of unsubmitted Debtors' bank statements in the prior period for the month of December are attached.

3. The Debtors' most recently filed Income Tax Return for 1997 is included in the filing for the period November 30, 1998 through January 1, 1999 with the Office of the United States Trustee. The 1996 Tax Return was submitted in a prior period (July 19-August 28, 1998) filing.

4. The Debtors' most recent Annual Financial Statements prepared by Accountant were included in a prior period (July 19-August 28, 1998) filing with the Office of the United States Trustee.

FPA MEDICAL MANAGEMENT, INC.

DIP Budget
DIP Projected vs. Actual Cash Flows
February 2, 1999 through February 26, 1999

                                               For the Period 2/2/99 to 2/26/99
                                         ----------------------------------------------
                                         Projected (1)     Actual (1)       Difference
                                              A                B              C=B-A
                                         ------------     ------------     ------------
INITIAL CASH BALANCE                     $         --     $ (2,166,302)      (2,166,302)

Cash Receipts:
  Fee For Service Billings                 14,830,000       12,790,849       (2,039,151)
  Claims & Capitation                       8,350,000        7,585,273         (764,727)
  Reimbursement                                    --           18,639           18,639
  Medicare & Collections                    2,000,000        1,047,098         (952,902)
                                         ------------     ------------     ------------
    TOTAL CASH RECEIPTS                    25,180,000       21,441,859       (3,738,141)

Less: Cash Disbursements:
  Employee & Physician Payroll            (17,790,000)     (17,864,246)         (74,246)
  Catch-up payments to Doctors                     --               --               --
  Insurance                                  (564,000)        (978,078)        (414,078)
  Claims & Capitation                      (1,105,000)        (260,881)         844,119
  Patient Refunds                            (100,000)         (70,498)          29,502
  Rent                                     (1,003,500)      (1,109,126)        (105,626)
  Utilities                                  (320,000)        (332,970)         (12,970)
  Bank Lock-Box Account Fees                       --               --               --
  Medical Supplies                           (372,600)        (564,257)        (191,657)
  Other                                    (2,240,000)      (2,385,054)        (145,054)
                                         ------------     ------------     ------------
    Total Cash Disbursements              (23,495,100)     (23,565,110)         (70,010)

Net Cash Flow                               1,684,900       (2,123,251)      (3,808,151)

Financing Charges (2)                        (374,706)        (388,482)         (13,776)
Collection of Notes                                --               --
Retention Costs (2)                          (975,000)        (936,442)          38,558
Utility Company (Deposits)/Recoveries              --               --               --
Professional Fee Retainers                         --               --               --
Professional Fees (2)                      (1,250,000)      (1,605,803)        (355,803)
Restructuring Expenses                             --               --               --
Repayment to HPI                                   --          240,000          240,000
Capital Expenditures (2)                     (300,000)              --          300,000
First Union CD/Deposit                             --               --               --
Restricted AWS Cash                                --               --               --
A/R Turned Over from Collection               580,000           89,492         (490,508)
Sale of Orange Coast                               --               --               --
Sale of Axminster                                  --        1,491,472        1,491,472
Sale of Other Assets                        2,000,000        3,675,000        1,675,000
DIP Loan Repayment                         (4,580,000)      (3,675,000)         905,000
DIP Loan Proceeds                                  --        4,375,000        4,375,000
Orange Coast Transaction Fees                      --               --               --
Orange Coast Post-Sale Disbursements               --          (78,417)         (78,417)
                                         ------------     ------------     ------------
Ending Cash Balance                      $ (3,214,806)    $ (1,102,733)       2,112,073
                                         ------------     ------------     ------------

1) The projected data reflected herein is based upon the Final DIP Budget submitted to the Court on July 20, 1998, as amended on November 16, 1998. The actual data reflected herein is based upon the actual data reported to the Bank Group in the Weekly Cash Reports.

2) Amounts for Financing Charges, Retention Costs, Professional Fees and Capital Expenditures are generally reflected at the FPA Corporate level only. Additionally, Intercompany transfers occurring between the Sterling Healthcare Group, Inc. and FPA Corporate are not separately reflected herein.

STERLING HEALTHCARE GROUP, INC.

DIP Budget
DIP Projected vs. Actual Cash Flows
February 1, 1999 through February 26, 1999


                                         For the Period 2/1/99 to 2/26/99
                                  ----------------------------------------------
                                   Projected          Actual         Difference
                                       A                B              C=B-A
                                  ------------     ------------     ------------
INITIAL CASH BALANCE              $  1,246,709     $ (2,224,153)      (3,470,862)

Cash Receipts:
  Fee For Service Billings          13,200,000       10,751,417       (2,448,583)
  Claims & Capitation                       --               --               --
  Reimbursement                             --               --               --
  Medicare & Collections             2,000,000        1,047,098         (952,902)
                                  ------------     ------------     ------------
    TOTAL CASH RECEIPTS           $ 15,200,000     $ 11,798,515       (3,401,485)

Less: Cash Disbursements:
  Employee & Physician Payroll     (12,000,000)      11,175,770       23,175,770
  Catch-up payments to Doctors              --               --               --
  Insurance                                 --           37,297           37,297
  Claims & Capitation                       --               --               --
  Patient Refunds                     (100,000)          61,620          161,620
  Rent                                (120,000)         116,036          236,036
  Utilities                            (60,000)          19,519           79,519
  Bank Lock Box                             --               --               --
  Medical Supply                        (1,000)           3,492            4,492
  Other                             (1,450,000)       1,242,506        2,692,506
                                  ------------     ------------     ------------
    Total Cash Disbursements      $(13,731,000)    $ 12,656,240       26,387,240

Financing Charges                           --               --               --

Net DIP Advance                             --               --               --

Net Cash Flow                        1,469,000         (857,725)      (2,326,725)

Intercompany Transfers                      --        1,854,497        1,854,497

ENDING CASH BALANCE               $  2,715,709     $ (1,227,381)      (3,943,090)
                                  ------------     ------------     ------------

FLORIDA (CLINICS & HUMANA)

DIP Budget
DIP Projected vs. Actual Cash Flows
February 1, 1999 through February 26, 1999


                                           For the Period 2/1/99 to 2/26/99
                                      ------------------------------------------
                                       Projected        Actual       Difference
                                           A               B            C=B-A
                                      -----------     -----------    -----------
INITIAL CASH BALANCE                  $(1,027,443)    $        --      1,027,443

Cash Receipts:
  Fee For Service Billings                800,000              --       (800,000)
  Claims & Capitation                   2,300,000              --     (2,300,000)
  Reimbursement                                --              --             --
  Medicare & Collections                       --         563,469        563,469
                                      -----------     -----------    -----------
    TOTAL CASH RECEIPTS                 3,100,000         563,469     (2,536,531)

Less: Cash Disbursements:
  Employee & Physician Payroll          2,200,000       2,207,246          7,246
  Catch-up payments to Doctors                 --              --             --
  Insurance                                    --              --             --
  Claims & Capitation                          --       2,037,987      2,037,987
  Patient Refunds                              --              --             --
  Rent                                    300,000          46,392       (253,608)
  Utilities                               200,000              --       (200,000)
  Bank Lock Box                                --           6,659          6,659
  Medical Supply                          200,000         276,935         76,935
  Other                                   200,000         208,504          8,504
                                      -----------     -----------    -----------
    Total Cash Disbursements            3,100,000              --     (3,100,000)

Agreed Cash Adjustments                        --         275,379        275,379

Less: Interest                                 --              --             --

Net Cash Flow                                  --              --             --

Intercompany Transfers                         --              --             --

ENDING CASH BALANCE                   $(1,027,443)    $        --      1,027,443
                                      -----------     -----------    -----------

KANSAS CITY

DIP Budget
DIP Projected vs. Actual Cash Flows
February 1, 1999 through February 26, 1999


                                          For the Period 2/1/99 to 2/26/99
                                     ------------------------------------------
                                      Projected       Actual         Difference
                                          A             B              C=B-A
                                     -----------    -----------     -----------
INITIAL CASH BALANCE                 $ 2,661,000    $        --      (2,661,000)

Cash Receipts:
  Fee For Service Billings                60,000        130,349          70,349
  Claims & Capitation                  2,900,000      2,544,384        (355,616)
  Reimbursement                               --             --              --
  Medicare & Collections                      --             --              --
                                     -----------    -----------     -----------
    TOTAL CASH RECEIPTS              $ 2,960,000    $ 2,674,733        (285,267)

Less: Cash Disbursements:
  Employee & Physician Payroll         1,500,000      1,479,998         (20,002)
  Catch-up payments to Doctors                --             --              --
  Insurance                               60,000        129,839          69,839
  Claims & Capitation                         --             --              --
  Patient Refunds                             --            309             309
  Rent                                   235,000        245,883          10,883
  Utilities                               10,000         30,884          20,884
  Bank Lock Box                               --             --              --
  Medical Supply                          40,000         58,457          18,457
  Other                                   50,000        171,656         121,656
                                     -----------    -----------     -----------
    Total Cash Disbursements         $ 1,895,000    $ 2,117,026         222,026

Agreed Cash Adjustments                       --             --              --

Less: Interest                                --             --              --

Net Cash Flow                          1,065,000        557,707        (507,293)

Intercompany Transfers                        --       (557,707)       (557,707)

ENDING CASH BALANCE                  $ 3,726,000    $        --      (3,726,000)
                                     -----------    -----------     -----------

MERIDIAN

DIP Budget
DIP Projected vs. Actual Cash Flows
February 1, 1999 through February 26, 1999


                                                 2/1/99 to 2/26/99
                                    -------------------------------------------
                                     Projected         Actual        Difference
                                         A               B             C=B-A
                                    -----------     -----------     -----------
INITIAL CASH BALANCE                $  (652,069)    $    (5,718)        646,351

Cash Receipts:
  Fee For Service Billings              380,000         463,204          83,204
  Claims & Capitation                 2,800,000       2,778,698         (21,302)
  Reimbursement                              --              --              --
  Medicare & Collections                     --              --              --
                                    -----------     -----------     -----------
    TOTAL CASH RECEIPTS             $ 3,180,000     $ 3,241,902          61,902

Less: Cash Disbursements:
  Employee & Physician Payroll        1,600,000       1,483,900        (116,100)
  Catch-up payments to Doctors               --              --              --
  Insurance                                  --              --              --
  Claims & Capitation                 1,000,000          71,698        (928,302)
  Patient Refunds                            --           1,890           1,890
  Rent                                  275,000         248,652         (26,348)
  Utilities                              25,000          36,258          11,258
  Bank Lock Box                              --              --              --
  Medical Supply                        120,000         207,553          87,553
  Other                                 300,000         257,875         (42,125)
                                    -----------     -----------     -----------
    Total Cash Disbursements        $ 3,320,000     $ 2,307,826      (1,012,174)

Financing Charges                            --              --              --

Net DIP Advance                              --              --              --

Net Cash Flow                          (140,000)        934,076       1,074,076

Intercompany Transfers                       --        (868,220)       (868,220)

ENDING CASH BALANCE                 $  (792,069)    $    60,138         852,207
                                    -----------     -----------     -----------

NORTH CAROLINA

DIP Budget
DIP Projected vs. Actual Cash Flows
February 1, 1999 through February 26, 1999


                                           For the Period 2/1/99 to 2/26/99
                                        ---------------------------------------
                                        Projected       Actual       Difference
                                            A              B            C=B-A
                                        ---------      ---------      ---------
INITIAL CASH BALANCE                    $(797,052)     $      --        797,052

Cash Receipts:
  Fee For Service Billings                160,000        124,812        (35,188)
  Claims & Capitation                     175,000        163,008        (11,992)
  Reimbursement                                --             --             --
  Medicare & Collections                       --             --             --
                                        ---------      ---------      ---------
    TOTAL CASH RECEIPTS                 $ 335,000      $ 287,820        (47,180)

Less: Cash Disbursements:
  Employee & Physician Payroll            320,000        349,549         29,549
  Catch-up payments to Doctors                 --             --             --
  Insurance                                15,000         10,150         (4,850)
  Claims & Capitation                          --             --             --
  Patient Refunds                              --             --             --
  Rent                                     52,000         72,331         20,331
  Utilities                                20,000         18,862         (1,138)
  Bank Lock Box                                --             --             --
  Medical Supply                           10,000          9,883           (117)
  Other                                    60,000         57,288         (2,712)
                                        ---------      ---------      ---------
    Total Cash Disbursements            $ 477,000      $ 518,063         41,063

Agreed Cash Adjustments                        --             --             --

Less: Interest                                 --             --             --

Net Cash Flow                            (142,000)      (230,243)       (88,243)

Intercompany Transfers                         --             --             --

ENDING CASH BALANCE                     $(939,052)     $(230,243)       708,809
                                        ---------      ---------      ---------

SAN ANTONIO (GONZABA)

DIP Budget
DIP Projected vs. Actual Cash Flows
February 1, 1999 through February 26, 1999


                                         For the Period 2/1/99 to 2/26/99
                                    -------------------------------------------
                                     Projected        Actual        Difference
                                         A               B             C=B-A
                                    -----------     -----------     -----------
INITIAL CASH BALANCE                $(1,340,500)    $        --       1,340,500

Cash Receipts:
  Fee For Service Billings                   --          64,839          64,839
  Claims & Capitation                        --         308,410         308,410
  Reimbursement                              --              --              --
  Medicare & Collections                     --              --              --
                                    -----------     -----------     -----------
    TOTAL CASH RECEIPTS             $        --     $   373,249         373,249

Less: Cash Disbursements:
  Employee & Physician Payroll               --         602,933         602,933
  Catch-up payments to Doctors               --              --              --
  Insurance                                  --          36,046          36,046
  Claims & Capitation                        --          48,244          48,244
  Patient Refunds                            --              20              20
  Rent                                       --         125,160         125,160
  Utilities                                  --          12,570          12,570
  Bank Lock Box                              --              --              --
  Medical Supply                             --          58,295          58,295
  Other                                 100,000         128,248          28,248
                                    -----------     -----------     -----------
    Total Cash Disbursements        $   100,000     $ 1,011,516         911,516

Financing Charges                            --              --              --

Net DIP Advance                              --              --              --

Net Cash Flow                          (100,000)       (638,267)       (538,267)

Intercompany Transfers                       --         638,267         638,267

ENDING CASH BALANCE                 $(1,440,500)    $        --       1,440,500
                                    -----------     -----------     -----------

HEALTH PARTNERS, INC

DIP Budget
DIP Projected vs. Actual Cash Flows
February 1, 1999 through February 26, 1999


                                         For the Period 2/1/99 to 2/26/99
                                    -------------------------------------------
                                     Projected        Actual         Difference
                                         A               B             C=B-A
                                    -----------     -----------     -----------
INITIAL CASH BALANCE                $ 1,146,446     $ 2,366,876     $ 1,220,430

Cash Receipts:
  Fee For Service Billings            2,692,000         807,288      (1,884,712)
  Claims & Capitation                 3,350,000         268,867      (3,081,133)
  Reimbursement                              --              --              --
  Medicare & Collections                     --              --              --
                                    -----------     -----------     -----------
    TOTAL CASH RECEIPTS               6,042,000       1,076,155      (4,965,845)

Less: Cash Disbursements:
  Employee & Physician Payroll        2,200,000         926,582      (1,273,418)
  Catch-up payments to Doctors               --              --              --
  Insurance                             170,000           8,489        (161,511)
  Claims & Capitation                 2,700,000         847,032      (1,852,968)
  Patient Refunds                         8,000           9,837           1,837
  Rent                                  285,650         147,419        (138,231)
  Utilities                              60,000          28,674         (31,326)
  Bank Lock Box Account Fees                 --              --
  Medical Supply                        170,000          54,392        (115,608)
  Other                                 800,000         277,698        (522,302)
                                    -----------     -----------     -----------
    Total Cash Disbursements        $ 6,393,650     $ 2,300,123     $(4,093,527)

Agreed Cash Adjustments                      --              --              --

Less: Interest                               --              --              --

Net Cash Flow                          (351,650)     (1,223,968)       (872,318)

Intercompany Transfers                       --        (240,000)       (240,000)

ENDING CASH BALANCE                 $   794,796     $   902,908     $   108,112
                                    -----------     -----------     -----------

NOTE: Health Partners Inc. is reported for cash flow purposes as a stand alone entity. These transactions are not included as a part of the FPA Medical Management, Inc. roll-up.

CORPORATE

DIP Budget
DIP Projected vs. Actual Cash Flows
February 1 through February 26, 1999


                                         For the Period 2/1/99 to 2/26/99
                                    -------------------------------------------
                                     Projected        Actual        Difference
                                         A               B             C=B-A
                                    -----------     -----------     -----------
INITIAL CASH BALANCE                $(3,544,217)    $        --     $ 3,544,217

Cash Receipts:
  Fee For Service Billings              150,000         622,802         472,802
  Claims & Capitation                        --              --              --
  Reimbursement                              --          18,639          18,639
  Medicare & Collections                     --              --              --
                                    -----------     -----------     -----------
    TOTAL CASH RECEIPTS                 150,000         641,441         491,441

Less: Cash Disbursements:
  Employee & Physician Payroll          120,000         700,726         580,726
  Catch-up payments to Doctors               --              --              --
  Insurance                             489,000         717,625         228,625
  Claims & Capitation                        --              --              --
  Patient Refunds                            --              --              --
  Rent                                   16,500          14,059          (2,441)
  Utilities                               5,000           6,373           1,373
  Bank Lock Box                              --              --              --
  Medical Supply                             --          50,000          50,000
  Other                                  40,000         232,490         192,490
                                    -----------     -----------     -----------
    Total Cash Disbursements            670,500       1,721,273       1,050,773

Less: Interest                               --              --              --

Net Cash Flow                          (520,500)             --         520,500

Net DIP Advance                              --      (1,079,832)     (1,079,832)

Intercompany Transfers                       --       1,079,832       1,079,832

ENDING CASH BALANCE                 $(4,064,717)    $        --     $ 4,064,717
                                    -----------     -----------     -----------

CLOSURES

DIP Budget
DIP Projected vs. Actual Cash Flows
February 1, 1999 through February 26, 1999


                                           For the Period 2/1/99 to 2/26/99
                                        ---------------------------------------
                                        Projected       Actual       Difference
                                            A              B            C=B-A
                                        ---------      ---------      ---------
INITIAL CASH BALANCE                    $(466,279)     $  63,569        529,848

Cash Receipts:
  Fee For Service Billings                 80,000         69,957        (10,043)
  Claims & Capitation                     175,000        146,996        (28,004)
  Reimbursement                                --             --             --
  Medicare & Collections                       --             --             --
                                        ---------      ---------      ---------
    TOTAL CASH RECEIPTS                 $ 255,000      $ 216,953        (38,047)

Less: Cash Disbursements:
  Employee & Physician Payroll             50,000         33,383        (16,617)
  Catch-up payments to Doctors                 --             --             --
  Insurance                                    --            729            729
  Claims & Capitation                     105,000        140,939         35,939
  Patient Refunds                              --             --             --
  Rent                                      5,000         10,070          5,070
  Utilities                                    --             --             --
  Bank Lock Box                                --             --             --
  Medical Supply                            1,600             --         (1,600)
  Other                                    40,000         19,612        (20,388)
                                        ---------      ---------      ---------
    Total Cash Disbursements            $ 201,600      $ 204,733          3,133

Agreed Cash Adjustments                        --             --

Less: Interest                                 --             --             --

Net Cash Flow                              53,400         12,220        (41,180)

Intercompany Transfers                         --        (11,279)       (11,279)

ENDING CASH BALANCE                     $(412,879)     $  64,510        477,389
                                        ---------      ---------      ---------

Source: Information reflected above was obtained from the books and records of FPA Medical Management, Inc.